                                                                 EXHIBIT (m)(19)

                           FORM OF AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                           FOURTH AMENDED AND RESTATED
                          DISTRIBUTION AND SERVICE PLAN

                                       FOR

                                ING EQUITY TRUST


                                                   MAXIMUM          MAXIMUM         MAXIMUM         MAXIMUM          MAXIMUM
                                                   CLASS A          CLASS B          CLASS C        CLASS Q          CLASS T
                                                  COMBINED          COMBINED        COMBINED        COMBINED         COMBINED
                                                 DISTRIBUTION     DISTRIBUTION    DISTRIBUTION    DISTRIBUTION     DISTRIBUTION
                                                  AND SERVICE     AND SERVICE      AND SERVICE     AND SERVICE     AND SERVICE
             NAME OF FUND                             FEES            FEES             FEES            FEES           FEES
----------------------------------------------------------------------------------------------------------------------------------
ING MidCap Opportunities Fund                          0.30%            1.00%           1.00%           0.25%            N/A
ING Principal Protection Fund                          0.25%            1.00%           1.00%           0.25%            N/A
ING Principal Protection Fund II                       0.25%            1.00%           1.00%           0.25%            N/A
ING MidCap Value Fund                                  0.25%            1.00%           1.00%           0.25%            N/A
ING SmallCap Value Fund                                0.25%            1.00%           1.00%           0.25%            N/A
ING Principal Protection Fund III                      0.25%            1.00%           1.00%           0.25%            N/A
ING Biotechnology Fund                                 0.25%            1.00%           1.00%           0.25%            N/A
ING Principal Protection Fund IV                       0.25%            1.00%           1.00%           0.25%            N/A
ING Principal Protection Fund V                        0.25%            1.00%           1.00%           0.25%            N/A
ING Real Estate Fund                                   0.25%            1.00%           1.00%           0.25%            N/A
ING Growth Opportunities Fund                          0.30%            1.00%           1.00%           0.25%           0.95%
ING SmallCap Opportunities Fund                        0.30%            1.00%           1.00%           0.25%           0.95%
ING Research Enhanced Index Fund                       0.30%            1.00%           1.00%           0.25%            N/A
ING Principal Protection Fund VI*                      0.25%            1.00%           1.00%           0.25%            N/A


-------------------

* This Amended Schedule A to the Fourth Amended and Restated Distribution and Service Plan will be effective with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.

                           FORM OF AMENDED SCHEDULE B

                               WITH RESPECT TO THE

                           FOURTH AMENDED AND RESTATED
                          DISTRIBUTION AND SERVICE PLAN

                                       FOR

                                ING EQUITY TRUST

                                                         LAST CONTINUED/
                  NAME OF FUND                          APPROVED BY BOARD               REAPPROVAL DATE
-------------------------------------------------------------------------------------------------------------
ING MidCap Opportunities Fund                             July 11, 2002                September 1, 2003
ING Principal Protection Fund                             July 11, 2002                September 1, 2003
ING Principal Protection Fund II                          July 11, 2002                September 1, 2003
ING MidCap Value Fund                                     July 11, 2002                September 1, 2003
ING SmallCap Value Fund                                   July 11, 2002                September 1, 2003
ING Principal Protection Fund III                         July 11, 2002                September 1, 2003
ING Biotechnology Fund                                    July 11, 2002                September 1, 2003
ING Principal Protection Fund IV                          May 24, 2002                 September 1, 2003
ING Principal Protection Fund V                          August 20, 2002               September 1, 2003
ING Real Estate Fund                                     August 20, 2002               September 1, 2003
ING Growth Opportunities Fund                            August 20, 2002               September 1, 2003
ING SmallCap Opportunities Fund                          August 20, 2002               September 1, 2003
ING Research Enhanced Index Fund                         August 20, 2002               September 1, 2003
ING Principal Protection Fund VI*                       November 22, 2002              September 1, 2004


-----------------

* This Amended Schedule B to the Fourth Amended and Restated Distribution and Service Plan will be effective with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.